UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

KCS Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13781 (Commission File Number)	22-2889587 (IRS Employer Identification No.)

5555 San Felipe, Suite 1200 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 877-8006

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

        On May 26, 2005, KCS Energy, Inc. (“KCS”) issued a press release announcing that its 2005 Annual Meeting of Stockholders scheduled for May 26, 2005 has been recessed until 9:00 a.m. Central Time on June 10, 2005 in order to give stockholders additional time to consider and to vote on the proposals contained in KCS’s 2005 Proxy Statement and supplemental proxy material. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	KCS Energy, Inc. Press Release, dated May 26, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005	KCS ENERGY, INC. /s/ Frederick Dwyer Frederick Dwyer Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	KCS Energy, Inc. Press Release, dated May 26, 2005.